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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


    DATE OF REPORT (Date of earliest event reported):    AUGUST 7, 2003


                     SOUTHWEST BANCORPORATION OF TEXAS, INC.
               (Exact name of registrant as specified in charter)



         TEXAS                         000-22007                76-0519693
 (State of Incorporation)        (Commission File No.)       (I.R.S. Employer
                                                            Identification No.)

         4400 POST OAK PARKWAY
             HOUSTON, TEXAS                                         77027
 (Address of Principal Executive Offices)                         (Zip Code)



                                 (713) 235-8800
              (Registrant's Telephone Number, Including Area Code)


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ITEM 5. OTHER EVENTS.

     On August 7, 2003 Southwest Bancorporation of Texas, Inc. (the "Company") issued a press release announcing that Scott J. McLean has been elected President of Southwest Bank of Texas N.A. and its parent company, Southwest Bancorporation of Texas, Inc. The Company also announced that it would begin paying dividends. The first dividend will be five cents per share and will be paid September 15, 2003 to shareholders of record on September 1, 2003.


ITEM 7 (c).  EXHIBITS.


         Exhibit 99.1 Press Release dated August 7, 2003.


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          SOUTHWEST BANCORPORATION OF TEXAS, INC



Dated: August 7, 2003                     By:   /s/ Laurence L. Lehman III
                                               ---------------------------------
                                                Laurence L. Lehman III
                                                Controller


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                                INDEX TO EXHIBITS



           Exhibit                              Description
           -------                   -----------------------------------
           99.1                      Press Release dated August 7, 2003.


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